UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2024

LABCORP HOLDINGS INC.

(Exact name of registrant as specified in Charter)

Delaware	1-11353	99-2588107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street, Burlington, North Carolina	27215
(Address of principal executive offices)	(Zip Code)

336-229-1127

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	LH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 23, 2024, Laboratory Corporation of America Holdings (the “Issuer”) entered into a base indenture with U.S. Bank Trust Company, National Association, as trustee (the “Trustee”) (the “Indenture”). On September 23, 2024, Labcorp Holdings Inc. (the “Company”), the Issuer and the Trustee entered into supplemental indentures to the Indenture under which the Issuer issued, and the Company guaranteed, $2,000,000,000 in debt securities, consisting of $650,000,000 aggregate principal amount of 4.350% Senior Notes due 2030 (the “2030 Notes”), $500,000,000 aggregate principal amount of 4.550% Senior Notes due 2032 (the “2032 Notes”) and $850,000,000 aggregate principal amount of 4.800% Senior Notes due 2034 (the “2034 Notes” and, together with the 2030 Notes and the 2032 Notes, the “Notes”). Interest on the Notes is payable semi-annually on April 1 and October 1 of each year, commencing April 1, 2025.

The 2030 Notes were issued pursuant to the First Supplemental Indenture dated as of September 23, 2024, under the Indenture (the “2030 Notes Supplemental Indenture”), the 2032 Notes were issued pursuant to the Second Supplemental Indenture dated as of September 23, 2024, under the Indenture (the “2032 Notes Supplemental Indenture”) and the 2034 Notes were issued pursuant to the Third Supplemental Indenture dated as of September 23, 2024, under the Indenture (the “2034 Notes Supplemental Indenture,” and together with the 2030 Notes Supplemental Indenture and the 2032 Notes Supplemental Indenture, the “Supplemental Indentures”).

The Notes were issued in a public offering pursuant to an effective shelf registration statement on Form S-3 (File Nos. 333-279510 and 333-279510-01) filed with the Securities and Exchange Commission (the “Commission”) on May 17, 2024 and the base prospectus included in that registration statement as supplemented by the final prospectus supplement dated September 16, 2024, as filed on September 18, 2024 pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the base prospectus, as supplemented by the prospectus supplement, the “Prospectus”).

The Indenture and the Supplemental Indentures contain certain covenants that, among other things, limit the ability of the Issuer and its subsidiaries, subject to exceptions, to create or assume Liens, enter into sale and leaseback transactions, and incur indebtedness or issue preferred stock at the subsidiary level. These covenants are subject to a number of important exceptions and qualifications. The Indenture and the Supplemental Indentures also provide for customary events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to become or to be declared due and payable.

Prior to (i) March 1, 2030 with respect to the 2030 Notes, (ii) February 1, 2032 with respect to the 2032 Notes and (iii) July 1, 2034 with respect to the 2034 Notes (each such date, a “Par Call Date”), the Issuer may redeem the Notes in whole or in part, at any time or from time to time, at the Issuer’s option and sole discretion, at a redemption price equal to the greater of:

•	100% of the principal amount of the Notes being redeemed; and

•	a make-whole premium calculated in accordance with the Indenture,

plus, in either case, accrued and unpaid interest thereon to the redemption date.

Notwithstanding the foregoing, on or after the applicable Par Call Date, the redemption price will be equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to the redemption date.

The foregoing description is a summary of the terms of the Indenture, the Supplemental Indentures, and the Notes and does not purport to be a complete statement of the parties’ rights and obligations thereunder. The foregoing description is qualified in its entirety by reference to the full text of the Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, as applicable (including the forms of Notes), copies of which are attached as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6 and 4.7 to this Current Report on Form 8-K and are incorporated by reference herein.

The Issuer expects that the net proceeds from the offering of the Notes will be approximately $1,982.1 million after deducting underwriting discounts and other estimated expenses of the offering. The Issuer expects to use the net proceeds to redeem or repay indebtedness and, to the extent not used for such purpose, for other general corporate purposes. Indebtedness to be redeemed or repaid at or prior to maturity is expected to include the issuer’s outstanding 2.300% Senior Notes due 2024, its 3.600% Senior Notes due 2025 and $350 million of borrowings under its revolving credit facility.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

4.1	Indenture, dated as of September 23, 2024, between Laboratory Corporation of America Holdings, as issuer, and U.S. Bank Trust Company, National Association, as trustee

4.2	First Supplemental Indenture, dated as of September 23, 2024, among Laboratory Corporation of America Holdings, as issuer, Labcorp Holdings Inc., as guarantor, and U.S. Bank Trust Company, National Association, as trustee, including the form of the 2030 Notes

4.3	Second Supplemental Indenture, dated as of September 23, 2024, among Laboratory Corporation of America Holdings, as issuer, Labcorp Holdings Inc., as guarantor, and U.S. Bank Trust Company, National Association, as trustee, including the form of the 2032 Notes

4.4	Third Supplemental Indenture, dated as of September 23, 2024, among Laboratory Corporation of America Holdings, as issuer, Labcorp Holdings Inc., as guarantor, and U.S. Bank Trust Company, National Association, as trustee, including the form of the 2034 Notes

4.5	Form of 2030 Global Note representing $650,000,000 aggregate principal amount of 4.350% Senior Notes due 2030 (contained in Exhibit 4.2)

4.6	Form of 2032 Global Note representing $500,000,000 aggregate principal amount of 4.550% Senior Notes due 2032 (contained in Exhibit 4.3)

4.7	Form of 2034 Global Note representing $850,000,000 aggregate principal amount of 4.800% Senior Notes due 2034 (contained in Exhibit 4.4)

5.1	Opinion of Hogan Lovells US LLP, regarding the legality of the Notes

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABCORP HOLDINGS INC.
Registrant

Date: September 23, 2024

	By:	/s/ SANDRA D. VAN DER VAART
Sandra D. van der Vaart
Executive Vice President, Chief Legal Officer and Secretary